CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 19

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8, 737-9, and 737-10 Aircraft

    THIS SUPPLEMENTAL AGREEMENT NO. 19 (Supplemental Agreement No. 19), entered into as of March 1, 2022, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

    WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-9 aircraft (737-9 Aircraft) (collectively Aircraft);

WHEREAS, Customer has elected to substitute ten (10) 737-9 Aircraft into Boeing model 737-8 Aircraft as listed below (737-8 Substitute Aircraft);

[***]

WHEREAS, Customer has elected to substitute twelve (12) 737-9 Aircraft into Boeing model 737-10 Aircraft (737-10 Substitute Aircraft), and Boeing and Customer have agreed to the revised delivery schedule, as listed below (737-10 Substitute Aircraft);

[***]

WHEREAS, Boeing and Customer have agreed to convert forty-one (41) Group 2 Option Aircraft from 737-9 Option Aircraft into Boeing model 737-10 Option Aircraft as listed below (737-10 Option Aircraft);

P.A. 3866
ASA    SA-19-1

[***]

WHEREAS, the Parties desire to amend the Purchase Agreement as set forth hereinafter to reflect the agreement of the Parties.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:

1.Table of Contents, Table and Supplemental Exhibit.

1.1The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement, to reflect the changes made in this Supplemental Agreement No. 19.

[***]

2. Letter Agreement.

2.1Letter Agreement No. ASA-PA-3866-LA-09440R8, entitled “Option Aircraft,” is hereby deleted in its entirety and replaced with Letter Agreement ASA-PA-3866-LA-09440R9, attached hereto and incorporated into the Purchase Agreement, to reflect the conversion of forty-one (41) Group 2 Option Aircraft to 737-10 Group 2 Option Aircraft as part of this Supplemental Agreement No. 19.

2.2Letter Agreement No. ASA-PA-3866-LA-09441R2, entitled “Substitute Aircraft,” is hereby deleted in its entirety and replaced with Letter Agreement ASA-PA-3866-LA-09441R3, attached hereto and incorporated into the Purchase Agreement, to reflect the revised substitution rights of a certain six (6) of the 737-10 Substitute Aircraft as part of this Supplemental Agreement No. 19.

    [***]

3.Miscellaneous.

3.1    [***].

3.2     [***].

EXECUTED IN DUPLICATE as of the day and year first written above and below.
P.A. 3866
ASA    SA-19-2

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 1, 2022

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Finance and Alliances & Treasurer

P.A. 3866
ASA    SA-19-3